American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	December 31
ASSETS	2009	2008

Cash and due from banks	$13,250	$15,909
Interest-bearing deposits in other banks	10,693	8,189

Securities available for sale, at fair value	193,157	133,695
Securities held to maturity	6,529	7,121
Total securities	199,686	140,816

Loans held for sale	2,490	1,764

Loans	527,991	571,110
Less allowance for loan losses	(8,166)	(7,824)
Net Loans	519,825	563,286

Premises and equipment, net	19,195	17,129
Other real estate owned	3,414	4,311
Goodwill	22,468	22,468
Core deposit intangibles, net	1,698	2,075
Accrued interest receivable and other assets	16,254	13,237

Total assets	$808,973	$789,184

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$101,735	$95,703
Demand deposits -- interest-bearing	97,025	116,132
Money market deposits	75,554	56,615
Savings deposits	61,873	59,624
Time deposits	268,086	261,064
Total deposits	604,273	589,138

Short-term borrowings:
Customer repurchase agreements	65,929	51,741
Other short-term borrowings	-	7,850
Long-term borrowings	8,638	13,787
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	3,125	3,749
Total liabilities	702,584	686,884

Shareholders' equity:
Common stock, $1 par, 10,000,000 shares authorized,
6,110,335 shares outstanding at December 31, 2009 and
6,085,628 shares outstanding at December 31, 2008	6,110	6,086
Capital in excess of par value	26,962	26,491
Retained earnings	72,208	71,090
Accumulated other comprehensive income (loss), net	1,109	(1,367)
Total shareholders' equity	106,389	102,300

Total liabilities and shareholders' equity	$808,973	$789,184

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2009	2008	2009	2008
Interest and Dividend Income:
Interest and fees on loans	$7,445	$8,594	$31,062	$35,941
Interest and dividends on securities:
Taxable	1,259	1,151	4,853	4,795
Tax-exempt	437	381	1,673	1,621
Dividends	25	23	95	214
Other interest income	91	76	378	301
Total interest and dividend income	9,257	10,225	38,061	42,872

Interest Expense:
Interest on deposits	1,771	2,737	8,399	12,280
Interest on short-term borrowings	127	289	675	1,629
Interest on long-term borrowings	66	134	342	557
Interest on trust preferred capital notes	343	343	1,373	1,373
Total interest expense	2,307	3,503	10,789	15,839

Net Interest Income	6,950	6,722	27,272	27,033
Provision for loan losses	328	600	1,662	1,620

Net Interest Income After Provision
for Loan Losses	6,622	6,122	25,610	25,413

Noninterest Income:
Trust fees	815	770	3,153	3,467
Service charges on deposit accounts	536	555	2,085	2,324
Other fees and commissions	264	235	1,014	857
Mortgage banking income	390	155	1,605	788
Brokerage fees	32	61	185	431
Securities gains (losses), net	1	-	3	(195)
Impairment of securities	-	-	-	(255)
Net loss on foreclosed real estate	(253)	(13)	(1,475)	(20)
Other	152	112	473	516
Total noninterest income	1,937	1,875	7,043	7,913

Noninterest Expense:
Salaries	2,314	2,376	10,048	9,792
Employee benefits	750	789	3,201	3,001
Occupancy and equipment	762	681	2,927	2,788
FDIC assessment	202	92	1,186	180
Bank franchise tax	159	172	642	694
Core deposit intangible amortization	94	94	377	377
Other	1,243	1,343	4,937	5,292
Total noninterest expense	5,524	5,547	23,318	22,124

Income Before Income Taxes	3,035	2,450	9,335	11,202
Income Taxes	866	767	2,525	3,181
Net Income	$2,169	$1,683	$6,810	$8,021

Net Income Per Common Share:
Basic	$0.36	$0.28	$1.12	$1.32
Diluted	$0.35	$0.28	$1.12	$1.31
Average Common Shares Outstanding:
Basic	6,108,340	6,086,868	6,097,810	6,096,649
Diluted	6,116,800	6,090,844	6,102,895	6,105,154

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2009	2009	2008	2009	2008
EARNINGS
Interest income	$9,257	$9,464	$10,225	$38,061	$42,872
Interest expense	2,307	2,464	3,503	10,789	15,839
Net interest income	6,950	7,000	6,722	27,272	27,033
Provision for loan losses	328	492	600	1,662	1,620
Noninterest income	1,937	2,119	1,875	7,043	7,913
Noninterest expense	5,524	5,598	5,547	23,318	22,124
Income taxes	866	862	767	2,525	3,181
Net income	2,169	2,167	1,683	6,810	8,021

PER COMMON SHARE
Earnings per share - basic	$0.36	$0.36	$0.28	$1.12	$1.32
Earnings per share - diluted	0.35	0.35	0.28	1.12	1.31
Cash dividends declared	0.23	0.23	0.23	0.92	0.92
Book value per share	17.41	17.18	16.81	17.41	16.81
Book value per share - tangible (a)	13.46	13.20	12.78	13.46	12.78
Closing market price	21.90	21.82	17.00	21.90	17.00

FINANCIAL RATIOS
Return on average assets	1.07%	1.07%	0.86%	0.84%	1.02%
Return on average equity	8.24	8.38	6.53	6.57	7.79
Return on average tangible equity (b)	11.03	11.30	8.90	8.94	10.60
Average equity to average assets	12.93	12.77	13.13	12.79	13.10
Net interest margin, taxable equivalent	3.88	3.91	3.85	3.81	3.87
Efficiency ratio	58.79	59.77	62.36	63.46	60.83
Effective tax rate	28.53	28.46	31.31	27.05	28.40

PERIOD-END BALANCES
Securities	$199,686	$188,493	$140,816	$199,686	$140,816
Loans held for sale	2,490	3,840	1,764	2,490	1,764
Loans, net of unearned income	527,991	539,188	571,110	527,991	571,110
Goodwill and other intangibles	24,166	24,260	24,543	24,166	24,543
Assets	808,973	810,346	789,184	808,973	789,184
Assets - tangible (a)	784,807	786,086	764,641	784,807	764,641
Deposits	604,273	596,295	589,138	604,273	589,138
Customer repurchase agreements	65,929	71,339	51,741	65,929	51,741
Other short-term borrowings	-	4,000	7,850	-	7,850
Long-term borrowings	29,257	29,294	34,406	29,257	34,406
Shareholders' equity	106,389	104,905	102,300	106,389	102,300
Shareholders' equity - tangible (a)	82,223	80,645	77,757	82,223	77,757

AVERAGE BALANCES
Securities	$167,546	$159,314	$137,947	$153,237	$145,371
Loans held for sale	4,394	6,540	1,669	5,436	1,869
Loans, net of unearned income	540,103	547,075	571,081	553,831	565,530
Interest-earning assets	744,007	741,194	720,197	741,308	722,009
Goodwill and other intangibles	24,217	24,314	24,600	24,360	24,736
Assets	814,232	810,064	785,182	810,140	785,868
Assets - tangible (a)	790,015	785,750	760,582	785,780	761,132
Interest-bearing deposits	499,725	503,793	491,701	507,014	483,544
Deposits	604,506	606,134	590,196	606,700	581,701
Customer repurchase agreements	70,014	65,341	49,868	63,115	52,264
Other short-term borrowings	91	460	3,788	1,037	9,818
Long-term borrowings	29,287	29,325	34,436	30,849	34,235
Shareholders' equity	105,302	103,411	103,126	103,625	102,917
Shareholders' equity - tangible (a)	81,085	79,097	78,526	79,265	78,181

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2009	2009	2008	2009	2008

CAPITAL
Average shares outstanding - basic	6,108,340	6,104,505	6,086,868	6,097,810	6,096,649
Average shares outstanding - diluted	6,116,800	6,111,913	6,090,844	6,102,895	6,105,154
Shares repurchased	-	-	7,100	7,600	46,150
Average price of shares repurchased	$-	$-	$16.40	$15.92	$19.58

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,260	$7,934	$8,083	$7,824	$7,395
Provision for loan losses	328	492	600	1,662	1,620
Charge-offs	(485)	(318)	(1,012)	(1,601)	(1,564)
Recoveries	63	152	153	281	373
Ending balance	$8,166	$8,260	$7,824	$8,166	$7,824

LOANS
Construction and land development	$40,371	$46,175	$63,361	$40,371	$63,361
Commercial real estate	208,066	209,470	207,160	208,066	207,160
Residential real estate	121,639	126,392	136,480	121,639	136,480
Home equity	64,678	62,519	57,170	64,678	57,170
Commercial and industrial	86,312	87,226	98,546	86,312	98,546
Consumer	6,925	7,406	8,393	6,925	8,393
Total	$527,991	$539,188	$571,110	$527,991	$571,110

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$-	$-	$-	$-	$-
Nonaccrual	3,642	3,106	2,845	3,642	2,845
Foreclosed real estate	3,414	4,558	4,311	3,414	4,311
Nonperforming assets	$7,056	$7,664	$7,156	$7,056	$7,156

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.31%	0.12%	0.60%	0.24%	0.21%
Nonperforming assets to total assets	0.87	0.95	0.91	0.87	0.91
Nonperforming loans to total loans	0.69	0.58	0.50	0.69	0.50
Allowance for loan losses to total loans	1.55	1.53	1.37	1.55	1.37
Allowance for loan losses to
nonperforming loans	224.22	265.94	275.01	224.22	275.01

OTHER DATA
Fiduciary assets at period-end (c)	$358,124	$354,860	$326,614	$358,124	$326,614
Retail brokerage assets at period-end (c)	$54,696	$63,893	$84,348	$54,696	$84,348
Number full-time equivalent employees (d)	238	246	258	238	258
Number of full service offices	19	19	20	19	20
Number of loan production offices	2	2	1	2	1
Number of ATM's	24	24	24	24	24

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter
N/A - Percentage change is not applicable or not meaningful

American National Bankshares Inc. and Subsidiaries
Net Interest Income Analysis
For the Three Months Ended December 31, 2009 and 2008
(in thousands, except yields and rates)

			Interest		Average
	Average Balance		Income/Expense		Yield/Rate

	2009	2008	2009	2008	2009	2008
Loans:
Commercial	$80,712	$93,548	$986	$1,296	4.89%	5.54%
Real estate	452,136	470,968	6,338	7,132	5.61	6.06
Consumer	7,255	8,234	148	189	8.16	9.18
Total loans	540,103	572,750	7,472	8,617	5.53	6.02

Securities:
Federal agencies and GSE	61,858	43,373	555	533	3.59	4.92
Mortgage-backed & CMO's	38,002	46,237	482	581	5.07	5.03
State and municipal	59,358	43,180	839	595	5.65	5.51
Other	8,328	5,157	76	34	3.65	2.64
Total securities	167,546	137,947	1,952	1,743	4.66	5.05

Deposits in other banks	36,358	9,500	91	76	1.00	3.20

Total interest-earning assets	744,007	720,197	9,515	10,436	5.12	5.80

Non-earning assets	70,225	64,985

Total assets	$814,232	$785,182

Deposits:
Demand	$94,764	$112,556	27	203	0.11	0.72
Money market	72,342	57,514	74	232	0.41	1.61
Savings	62,026	60,169	33	55	0.21	0.37
Time	270,593	261,462	1,637	2,247	2.42	3.44
Total deposits	499,725	491,701	1,771	2,737	1.42	2.23

Customer repurchase agreements	70,014	49,868	127	274	0.73	2.20
Other short-term borrowings	91	6,788	0	15	0.39	0.88
Long-term borrowings	29,287	34,436	409	477	5.59	5.54

Total interest-bearing liabilites	599,117	582,793	2,307	3,503	1.54	2.40

Noninterest bearing demand deposits	104,781	98,495
Other liabilities	5,032	768
Shareholders' equity	105,302	103,126
Total liabilities and
shareholders' equity	$814,232	$785,182

Interest rate spread					3.58%	3.40%
Net interest margin					3.88%	3.85%

Net interest income (taxable equivalent basis)			7,208	6,933
Less: Taxable equivalent adjustment			258	211
Net interest income			$6,950	$6,722

American National Bankshares Inc. and Subsidiaries
Net Interest Income Analysis
For the Years Ended 2009 and 2008
(in thousands, except yields and rates)

			Interest		Average
	Average Balance		Income/Expense		Yield/Rate

	2009	2008	2009	2008	2009	2008
Loans:
Commercial	$88,551	$91,117	$4,213	$5,515	4.76%	6.05%
Real estate	463,093	467,508	26,294	29,712	5.68	6.36
Consumer	7,623	8,774	659	795	8.64	9.06
Total loans	559,267	567,399	31,166	36,022	5.57	6.35

Securities:
Federal agencies and GSE	52,694	45,660	2,139	2,215	4.06	4.85
Mortgage-backed & CMO's	40,363	47,997	2,100	2,433	5.20	5.07
State and municipal	52,687	45,573	2,972	2,505	5.64	5.50
Other	7,493	6,141	261	277	3.48	4.51
Total securities	153,237	145,371	7,472	7,430	4.88	5.11

Deposits in other banks	28,804	9,239	378	301	1.31	3.26

Total interest-earning assets	741,308	722,009	39,016	43,753	5.26	6.06

Non-earning assets	68,832	63,859

Total assets	$810,140	$785,868

Deposits:
Demand	$98,576	$109,492	290	803	0.29	0.73
Money market	72,918	53,659	527	1,011	0.72	1.88
Savings	62,219	61,620	148	331	0.24	0.54
Time	273,301	258,773	7,434	10,135	2.72	3.92
Total deposits	507,014	483,544	8,399	12,280	1.66	2.54

Customer repurchase agreements	63,115	52,264	670	1,377	1.06	2.63
Other short-term borrowings	1,037	9,818	5	252	0.48	2.57
Long-term borrowings	30,849	34,235	1,715	1,930	5.56	5.64

Total interest-bearing liabilites	602,015	579,861	10,789	15,839	1.79	2.73

Noninterest bearing demand deposits	99,686	98,157
Other liabilities	4,814	4,933
Shareholders' equity	103,625	102,917
Total liabilities and
shareholders' equity	$810,140	$785,868

Interest rate spread					3.47%	3.33%
Net interest margin					3.81%	3.87%

Net interest income (taxable equivalent basis)			28,227	27,914
Less: Taxable equivalent adjustment			955	881
Net interest income			$27,272	$27,033